Exhibit 99.2

                                  Webcast Audio

       The audio of Eagle Broadband's January 9, 2006, conference call and webcast will be available for a period of 12 months in the Audio Archive of the Eagle Broadband, Inc., corporate web site at http://investor.eaglebroadband.com/archives.cfm.